UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Shareholders

Africa & Middle East Fund	October 31, 2013

The views and opinions in this report were current as of October 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

African and Middle Eastern equity markets produced excellent returns in the 12-month period ended October 31, 2013. Gulf Cooperation Council (GCC) markets were led by the United Arab Emirates (UAE), where stocks surged 65% as the recoveries in the property and banking industries accelerated and as index provider MSCI upgraded this frontier market to an emerging market, effective May 2014. Sub-Saharan markets performed well, helped by oil and gas discoveries in recent years, macroeconomic improvements, and growing investor interest in frontier markets. South African shares lagged with mild gains amid weak economic growth, large budget and trade deficits, and stubborn inflation.

Your fund returned 10.89% in the last six months and 23.46% for the year ended October 31, 2013. As shown in the Performance Comparison table, the fund outperformed its benchmark by a wide margin for the full year but by a lesser degree in the second half of our fiscal year.

For the full year, the fund’s outperformance was driven by our country allocations—especially overweighting the UAE and Nigeria and significantly underweighting South Africa. Stock selection in Saudi Arabia, South Africa, and Kuwait added to our performance advantage. In the second half of our fiscal year, overweighting the UAE and underweighting South Africa helped performance, as did stock selection in Saudi Arabia, Kuwait, and South Africa. However, stock selection in the UAE and the weak performance of our UK-listed companies operating in Africa detracted from our results.

PORTFOLIO REVIEW

GULF COOPERATION COUNCIL
The fund is currently investing in five of the six GCC countries—Saudi Arabia, the UAE, Oman, Qatar, and Kuwait. These markets represented slightly more than half of fund assets at the end of October. We continue to avoid Bahrain due to ongoing political unrest.

Saudi Arabia
Stocks in Saudi Arabia returned 12.33% in the last six months and 20.50% for the 12-month period, as measured by the S&P Saudi Arabia Index. Saudi Arabia represented our second-largest country allocation at the end of October, and we are overweighting the country versus the benchmark. Our Saudi holdings span several sectors, but we favor financial and other companies that should benefit from the long-term growth of a consumer economy. Saudi stocks cannot be held directly by foreign investors, so we gain exposure to the country through participation notes that are linked to common stocks. However, we believe the government is likely to continue making changes and reforms to open the country further to foreign investors.

Our positions in Saudi banks were solid contributors to fund performance in both our 6- and 12-month reporting periods. Saudi interest rates are tied to U.S. rates, so when U.S. rates eventually rise, the banks’ margins could widen while they are enjoying strong loan growth. One of the fund’s largest 12-month contributors was Banque Saudi Fransi, the market leader in corporate lending, which also has been expanding into the retail segment. During the last six months, we added to our Saudi banks and established a position in Riyad Bank, a major corporate and retail bank that is increasing its loan growth and should benefit from healthy levels of fee income. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the consumer discretionary sector, our investment in United Electronics, which operates the popular eXtra electronics and home appliance stores, was a strong contributor to full-year performance. The company is benefiting from strong demand for consumer electronics, the lower costs of standalone stores versus mall locations, and e-commerce capabilities that broaden its reach to most of the Saudi population. In the industrials and business services segment, electronics retailer Jarir Marketing also did very well for the year, helped by brisk demand for smartphones. In the telecommunication services space, Etihad Etisalat produced excellent returns. We trimmed our position a few months ago after the company reported weaker-than-expected revenue growth, but we maintain a sizable investment due to the company’s favorable long-term prospects, strong free cash flow, and attractive dividend yield.

In the materials sector, our investments in Yanbu National Petrochemical and Saudi Basic Industries produced good returns over the last year. We seem to be at the bottom of the petrochemical cycle and, while visibility remains low, so are valuations. We expect demand and, thus, pricing, particularly in China, to pick up in the coming year.

United Arab Emirates
Stocks in the UAE climbed 17% in the last six months and 65% for the one-year period. Market performance was driven primarily by the accelerating rebound of the property and banking industries, which is lifting economic growth. Strong tourism is also boosting the economy, as the UAE is perceived as a safe haven from unrest in other parts of the Middle East. In addition, MSCI in June upgraded the country to emerging market status, which will lead to increased liquidity and cash inflows from external investors.

Our top contributor to full-year performance was Emaar Properties. The company recently reported a huge year-over-year increase in earnings, helped by strong recurring revenues from its hotel, retail, and shopping mall businesses. Demand for property in Dubai is brisk, and many buyers are paying with cash, though the use of mortgages is increasing. Emaar Properties is one of our highest-conviction investments, as we expect the real estate and economic trends to remain favorable for the foreseeable future.

The UAE is the largest banking market in the GCC, and the growth outlook for the banks is improving. First Gulf Bank was one of our largest contributors during our fiscal year. The company recently reported solid earnings and revenues stemming from stronger-than-expected loan growth. We have smaller positions in Abu Dhabi Commercial Bank and Emirates NBD, both of which produced milder gains. The former, which is the third-largest commercial bank in the UAE, also recently reported strong financial results and is successfully executing a turnaround strategy. The latter, which is the largest bank in the UAE, recently reported a strong increase in net profits, and we anticipate that its loan losses will diminish as the economic recovery ramps up.

In the industrials and business services sector, Aramex and DP World produced strong gains over the last 12 months. Aramex, a provider of transportation and logistics solutions, benefited from strong trade and consumer growth in Saudi Arabia and the UAE and expansion into Africa. Shares of global ports owner and operator DP World performed well, as profit margins in the first half of 2013 were lifted by price increases despite lower container volumes. We are optimistic about several new expansion projects that will go live over the next two years. In the last six months, we reestablished a position in Air Arabia, a low-cost carrier. Despite some near-term headwinds, we believe the company should benefit from regional growth; increasing tourism in the UAE; and greater stability in Egypt, which is likely to become a larger hub.

Qatar
Stocks in Qatar rose 12% and 20% in the 6- and 12-month periods ended October 31, 2013, respectively. The market was driven by strong economic growth as the country is beginning a mega-buildout to prepare for the 2022 World Cup soccer tournament. In addition, MSCI upgraded Qatar with the UAE to join the emerging markets universe next May, which is attracting investor capital from around the world.

Qatar National Bank was a significant contributor to fund performance over the last year. Its loan growth in Qatar is slowing a bit from a brisk pace in the 2009–2012 time frame, but the bank’s loan growth in other parts of the Middle East and Africa is expected to be significant in the years ahead. Logistics and storage company Gulf Warehousing produced good gains, and we expect favorable performance to continue, as the company is likely to handle most of the incoming construction equipment.

During the last six months, we established positions in Doha Bank and Commercial Bank of Qatar. We believe these commercial banks will benefit from the favorable economic and government spending trends expected over the next few years. We eliminated Industries Qatar, however. The company, with interests in petrochemical, fertilizer, and steel businesses, has been a profitable investment for us, as shares advanced strongly prior to the kickoff of many construction projects this year. However, weaker commodity prices and higher costs are likely to weigh on its financial results.

Oman
Stocks in Oman rose about 4% in the last six months and 13% over the last year. We have only two investments in Oman: Bank Muscat and Galfar Engineering & Contracting. Bank Muscat, which is Oman’s leading financial institution, produced good returns over the last year. We trimmed our position in recent months, as loan growth is slowing from elevated levels, but we still believe that the company has excellent asset quality and reasonable valuations. Shares of Galfar, one of the largest Middle East construction companies, eased slightly over the last year. The tendering of projects in Oman has not been as forthcoming as we anticipated, and thus Galfar’s revenue growth looks less likely to materialize as we expected.

Kuwait
Kuwait’s stock market advanced less than 3% in the last six months but more than 13% over the last year. Political uncertainty prevailed for much of the year: The emir dissolved the parliament in October 2012; then elections were held two months later, but their legitimacy was challenged by opposition to a decree that changed the voting rules several weeks before the elections. In mid-June, the Constitutional Court dismissed not only the challenge, but also the legislature, and ordered new elections that were held in late July.

Our position in Kuwait Projects Company, which has investments in dozens of companies operating in the Middle East, was one of our largest absolute contributors to performance in our fiscal year. Our smaller investment in Burgan Bank, which we added in the first half of our fiscal year, was lackluster in the last six months, as earnings growth in the first half of 2013 was affected by slower loan growth. We are maintaining our position, as we believe that a massive economic development program, if approved and implemented by the government, will be beneficial for the bank.

AFRICA

Egypt
Egyptian shares rose 12% in the last six months but declined 8% over the last year. Political and social uncertainty continued to plague the country, as President Mohamed Morsi was ousted by the Egyptian army in early July and replaced with an interim president following massive protests in late June. The economy remains weak, but various GCC nations have been supporting Egypt with substantial financial assistance, and the new government—with a cabinet filled with business-friendly people—is placing greater emphasis on economic matters. Things are starting to slowly stabilize, but there are huge hurdles ahead for the country.

We have very limited exposure to Egypt. Our investment in Oci (Orascom Construction Industries) was among our largest detractors over the last year. As the economy strengthens over time, we would expect Oci to benefit. In the last six months, we reestablished a position in Commercial International Bank. Its valuation is fairly inexpensive, and it could surprise to the upside if the economy recovers in 2014.

South Africa
South African shares rose 5.54% in dollar terms over the last year; the gain was driven by a 6.41% return since April 30. In local terms, the market performed very well in the last six months, but a 10% decline in the rand versus the greenback—which was driven by expectations that the U.S. Federal Reserve would reduce the pace of its asset purchases, resulting in lower global liquidity—slashed returns to U.S. investors.

At 30% of assets, South Africa is our largest country allocation, but it is our largest underweight versus the fund’s benchmark. The country remains mired by macroeconomic problems—including a widening trade deficit, sluggish growth, labor unrest, and high unemployment and inflation—though economists are predicting a modest economic rebound in 2014. At the same time, there are several well-managed South African companies with strong domestic operations or successful expansions into other parts of Africa, where growth is stronger. Such companies often provide us with exposure to African countries that are otherwise inaccessible due to a lack of liquidity or a stock market.

We have investments in several sectors, but we are currently favoring consumer staples and health care companies, as well as others that should benefit from consumption growth. In health care, our large position in Aspen Pharmacare Holdings performed extremely well during our fiscal year. It is South Africa’s largest pharmaceutical firm and sells a variety of branded, generic, and over-the-counter products. Earlier this year, the company purchased some pharmaceutical assets from Merck and GlaxoSmithKline, which owns a sizable stake in Aspen. In addition, Aspen acquired a license to sell Nestlé’s baby milk formulas. We believe these acquisitions will lift Aspen’s earnings over the next few years. In consumer staples, Shoprite Holdings detracted significantly from our performance amid soft sales and revenue growth. While subpar economic growth and cautious South African consumers could remain a headwind, we are maintaining a large position. Its valuation is attractive, and we expect solid earnings growth to be driven by Shoprite’s brisk business in other parts of Africa.

In the consumer discretionary sector, Naspers, our largest holding, was one of our top absolute contributors to performance over the last year. This media giant’s pay-TV services remain popular in South Africa and increasingly in other parts of Africa. In addition, the company’s sizable stakes in two Internet-related companies—China’s Tencent Holdings and Russia’s Mail.Ru—appreciated significantly over the last year. Apparel retailer Mr Price, which we added in the first half of our fiscal year, produced good returns in the last six months, but high-end retailer Woolworths Holdings sagged for the year. We favor these retailers because they generate stronger revenues than others and are very disciplined in returning cash to shareholders. We eliminated our automotive and logistics company Imperial Holdings in June, as we expect weakness in many of its auto businesses until mid-2014.

South Africa is well known for its mining industry and, more recently, the strikes and labor unrest that have disrupted output. We have been underweighting—and reducing our exposure to—materials companies over the last year given the structural decline in the mining industry and the weakness in global commodity prices. In the last six months, we eliminated Kumba Iron Ore after the company indicated that production at a key mine would be lower than expected, but we maintained our position in Impala Platinum, which has some of the most attractive assets among South African platinum producers. Unfortunately, Impala detracted the most from absolute performance over the last year. We believe the company has been oversold, as some new projects should add to production growth in the years ahead. In addition, we believe Europe’s emergence from recession could lead to greater demand for automobiles, whose catalytic converters are made out of platinum.

Sub-Saharan Africa
Several sub-Saharan markets produced stellar returns over the last year, such as Ghana, which surged 65%, and Kenya, which soared 60%. We have a few small investments in these countries, such as Ghana Commercial Bank and Kenya’s telecom company Safaricom, which was a significant contributor to fund performance. In the last six months, we established very small positions in Tanzania’s National Microfinance Bank and Ugandan utility Umeme. As we discover additional investment opportunities in these illiquid frontier markets, we will judiciously add them to the portfolio to increase its diversification and benefit from favorable regional trends.

The bulk of our exposure to the region is in Nigeria, where stocks climbed more than 36% over the last year. In the financials sector, Guaranty Trust Bank and Zenith Bank were strong contributors to the fund’s 12-month performance. These are quality, corporate-focused banks that have benefited from a strong growth environment. FBN Holdings, which is the largest Nigerian bank in terms of assets and branch network, also did well, but we eliminated our position in the last six months. The company seems more interested in being the largest, rather than the most profitable, bank. It also has a large number of nonperforming retail loans. In addition, its expansion in the UK will generate lower returns on equity than its domestic business.

We also own two consumer companies, Nestlé Foods Nigeria and Nigerian Breweries, to take advantage of the growth of a consumer economy. Both produced excellent returns over the last year. Construction materials company Dangote Cement was also a good performer, and we expect the company will benefit from increased demand for cement in Nigeria over the next couple of years and strong economic growth in western Africa over the longer term.

Other Companies Operating in Africa
At the end of October, we had close to 4% of assets invested in UK companies operating primarily in Africa. These energy and materials investments help us diversify the portfolio and provide exposure to markets that may not be directly accessible through local-listed equities. Most of these holdings struggled over the last year, especially Tullow Oil, which was hurt by recent exploration disappointments, and Ophir Energy, whose pace of drilling activity over the last year has been disappointing, especially in Tanzania. We are maintaining our positions in these two companies, as we believe 2014 will be a more favorable year for their exploration efforts. Near the end of our reporting period, we established a small position in Canada-listed Africa Oil, an exploration company with operations in Kenya and Ethiopia. The company recently issued stock to raise cash for funding its drilling activity over the next year.

OUTLOOK

While emerging markets equities have generally lagged stocks in developed markets over the last year, the Africa and Middle East region has performed exceptionally well. The region has attractive growth prospects relative to both developed markets and other emerging regions, and investors seeking higher returns have shown greater interest in frontier markets, which, like Qatar and the UAE, could become emerging markets in the future. We believe there is a strong long-term case for investing in the region, given improving governance, attractive demographics, rising urbanization, high levels of infrastructure investment, and a strong asset base in natural resources in many countries.

In the GCC, economic fundamentals are mostly favorable. Government revenues of oil-producing nations have increased, driven by a combination of high oil prices and rising production. Increased public spending to create infrastructure and jobs is a significant tailwind. South Africa continues to face a number of headwinds, but there are some well-managed companies that could thrive in a tough domestic environment and/or boost their business prospects by capitalizing on favorable growth trends elsewhere in Africa. In sub-Saharan Africa, economic growth remains high, fueled by domestic demand, as the reforms many countries have undertaken over the last two decades have resulted in smaller public and private deficits, more prudent use of commodity windfalls, lower levels of debt, and higher international reserves. While corruption remains an issue for many African countries, those that have been able to implement social and economic reforms are reaping the benefits.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio Manager

November 26, 2013

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/13
Naspers, South Africa	5.5%
Qatar National Bank, Qatar	4.2
MTN Group, South Africa	4.1
Samba Financial, Saudi Arabia	3.9
Emaar Properties, United Arab Emirates	3.8
Aspen Pharmacare Holdings, South Africa	3.7
Al Rajhi Bank, Saudi Arabia	3.5
Impala Platinum, South Africa	3.3
Shoprite Holdings, South Africa	3.1
Saudi Basic Industries, Saudi Arabia	2.7
Sanlam, South Africa	2.7
Aramex, United Arab Emirates	2.6
Kuwait Projects Company, Kuwait	2.6
Etihad Etisalat, Saudi Arabia	2.5
Al Mouwasat Medical Services, Saudi Arabia	2.4
Nestlé Foods Nigeria, Nigeria	2.2
United Electronics, Saudi Arabia	2.1
First Gulf Bank, United Arab Emirates	1.9
Jarir Marketing, Saudi Arabia	1.8
Gulf Warehousing, Qatar	1.7
Mr Price, South Africa	1.7
Safaricom, Kenya	1.6
DP World, United Arab Emirates	1.6
Yanbu National Petrochemical, Saudi Arabia	1.6
Banque Saudi Fransi, Saudi Arabia	1.6
Total	68.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE					
Beginning of period	$ 7.31	$ 6.51	$ 7.64	$ 7.06	$ 7.05
Investment activities					
Net investment income[(1)]	0.13	0.14	0.13	0.12	0.14
Net realized and unrealized gain / loss	1.54	0.76	(1.10)	0.61	0.30[(2)]
Total from investment activities	1.67	0.90	(0.97)	0.73	0.44
Distributions					
Net investment income	(0.15)	(0.10)	(0.12)	(0.15)	(0.43)
Net realized gain	(0.07)	–	(0.04)	–	–
Total distributions	(0.22)	(0.10)	(0.16)	(0.15)	(0.43)
NET ASSET VALUE					
End of period	**$ 8.76**	**$ 7.31**	**$ 6.51**	**$ 7.64**	**$ 7.06**

Ratios/Supplemental Data

Total return[(3)]	**23.46%**	**14.09%**	**(12.98)%**	**10.61%**	**7.40%**
Ratio of total expenses to average net assets	1.47%	1.52%	1.50%	1.47%	1.62%
Ratio of net investment income to average net assets	1.65%	2.10%	1.79%	1.69%	2.48%
Portfolio turnover rate	56.1%	65.0%	65.9%	91.2%	93.2%
Net assets, end of period (in thousands)	$ 181,556	$ 149,791	$ 144,759	$ 232,929	$ 215,535

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
CANADA 0.4%		
Common Stocks 0.4%		
Africa Oil (SEK) (1)	77,416	687
Total Canada (Cost $643)		687
EGYPT 1.1%		
Common Stocks 1.1%		
Commercial International Bank, GDR (USD)	168,062	971
Oci (EUR) (1)	25,059	964
Total Egypt (Cost $1,762)		1,935
GHANA 1.0%		
Common Stocks 1.0%		
Ghana Commercial Bank	476,392	1,073
Unilever Ghana	87,100	706
Total Ghana (Cost $1,198)		1,779
KENYA 1.6%		
Common Stocks 1.6%		
Safaricom	26,579,900	2,974
Total Kenya (Cost $2,279)		2,974
KUWAIT 3.3%		
Common Stocks 3.3%		
Burgan Bank	619,500	1,273
Kuwait Projects Company	2,173,325	4,698
Total Kuwait (Cost $3,671)		5,971
NIGERIA 6.9%		
Common Stocks 6.9%		
Dangote Cement	986,108	1,180

Guaranty Trust Bank, GDR (USD)	244,665	1,908
Nestle Foods Nigeria	582,454	4,035
Nigerian Breweries	2,514,834	2,771
Zenith Bank	19,882,794	2,697
Total Nigeria (Cost $6,739)		12,591

OMAN 1.8%

Common Stocks 1.8%

Bank Muscat (SAOG)	1,640,815	2,549
Galfar Engineering & Contracting SAOG	922,659	743
Total Oman (Cost $3,722)		3,292

QATAR 7.7%

Common Stocks 7.7%

Commercial Bank of Qatar	129,364	2,356
Doha Bank QSC	61,685	932
Gulf Warehousing (1)	278,978	3,081
Qatar National Bank	166,994	7,616
Total Qatar (Cost $9,533)		13,985

SAUDI ARABIA 27.5%

Participation Notes 27.5%

Al Mouwasat Medical Services, Goldman Sachs, 11/3/14 (USD)	137,197	3,150
Al Mouwasat Medical Services, Goldman Sachs 4/27/15 (USD) (1)	53,216	1,222
Al Rajhi Bank, Bank of America Merrill Lynch, 3/24/14 (USD)	50,534	982
Al Rajhi Bank, Goldman Sachs, 4/27/15 (USD)	22,100	429
Al Rajhi Bank, HSBC Bank, 2/16/15 (USD)	255,120	4,957
Banque Saudi Fransi, Citibank, 10/17/14 (USD)	151,098	1,295
Banque Saudi Fransi, Deutsche Bank, 9/27/16 (USD)	180,800	1,550
Etihad Etisalat, Goldman Sachs, 4/27/15 (USD)	10,126	227
Etihad Etisalat, HSBC Bank, 12/5/14 (USD)	106,330	2,384
Etihad Etisalat, Morgan Stanley, 8/27/15 (USD)	83,820	1,880

Herfy Food Services, Morgan Stanley, 2/6/14 (USD)	40,937	1,218
Jarir Marketing, Citibank, 9/8/14 (USD)	52,571	3,271
Riyad Bank, HSBC Bank, 1/1/24 (USD) (1)	130,763	981
Riyad Bank, Morgan Stanley, 1/1/24 (USD) (1)	43,509	327
Samba Financial, Deutsche Bank, 9/27/16 (USD)	223,846	2,967
Samba Financial, HSBC Bank, 2/10/15 (USD)	116,204	1,540
Samba Financial, Morgan Stanley, 9/28/15 (USD)	188,373	2,497
Saudi Arabian Fertilizer, HSBC Bank, 11/5/15 (USD) (1)	23,309	917
Saudi Basic Industries, Deutsche Bank, 9/27/16 (USD)	117,577	3,122
Saudi Basic Industries, Goldman Sachs, 1/1/24 (USD) (1)	69,300	1,843
Saudi British Bank, Goldman Sachs, 4/27/15 (USD) (1)	74,607	774
Saudi British Bank, HSBC Bank, 3/27/15 (USD) (1)	187,869	1,950
Savola, Bank of America Merrill Lynch, 3/24/14 (USD)	20,878	307
Savola, Goldman Sachs, 4/27/15 (USD)	122,681	1,804
United Electronics, Bank of America Merrill Lynch 12/31/14 (USD)	129,948	3,571
United Electronics, HSBC Bank, 1/1/24 (USD) (1)	8,576	236
United International Transportation, Morgan Stanley 12/3/14 (USD)	88,784	1,631
Yanbu National Petrochemical, Bank of America Merrill Lynch 5/7/14 (USD)	165,558	2,853
Total Saudi Arabia (Cost $43,415)		49,885

SOUTH AFRICA 29.9%

Common Stocks 29.9%

Aspen Pharmacare Holdings	242,607	6,754
Bidvest Group	103,042	2,748
Group Five	414,007	1,856
Impala Platinum	498,143	6,054
Life Healthcare Group Holdings	275,806	1,127
Mr Price	192,363	3,031
MTN Group	378,382	7,521
Naspers, N Shares	106,258	9,939
Raubex	474,674	1,125
Sanlam	909,512	4,881

Shoprite Holdings	311,365	5,701
Tongaat Hulett	70,927	894
Woolworths Holdings	355,125	2,671
Total South Africa (Cost $46,763)		54,302
TANZANIA 0.0%		
Common Stocks 0.0%		
National Microfinance Bank (USD) (1)	7,813	12
Total Tanzania (Cost $12)		12
UGANDA 0.3%		
Common Stocks 0.3%		
Umeme	3,085,770	446
Total Uganda (Cost $441)		446
UNITED ARAB EMIRATES 12.6%		
Common Stocks 12.6%		
Abu Dhabi Commercial Bank	1,116,176	1,519
Air Arabia	2,553,222	1,008
Aramex	6,461,885	4,768
DP World (USD)	175,812	2,971
Emaar Properties	4,192,547	6,940
Emirates NBD PJSC	1,472,903	2,214
First Gulf Bank	789,523	3,482
Total United Arab Emirates (Cost $15,229)		22,902
UNITED KINGDOM 3.6%		
Common Stocks 3.6%		
Centamin (1)	1,850,208	1,489
Ophir Energy (1)	297,142	1,582
Petra Diamonds (1)	1,039,163	1,866

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On May 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2013, approximately 95% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Participation Notes The fund may invest in participation notes and other types of equity-linked derivative instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $91,388,000 and $94,783,000, respectively, for the year ended October 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended October 31, 2013 and October 31, 2012, totaled $4,463,000 and $2,143,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended October 31, 2013, the fund utilized $12,325,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2013, expire as follows: $125,617,000 in fiscal 2016, $186,525,000 in fiscal 2017, and $27,388,000 in fiscal 2019.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2013, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2013, expenses incurred pursuant to these service agreements were $175,000 for Price Associates; $191,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds.

Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2013, the fund was allocated $7,000 of Spectrum Funds’ expenses, of which $4,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2013, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Africa & Middle East Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Africa & Middle East Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 13, 2013

Tax Information (Unaudited) for the Tax Year Ended 10/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,420,000 from short-term capital gains. For taxable non-corporate shareholders, $1,253,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $2,877,000 and foreign taxes paid of $291,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
1991	Bank North America (2004 to present); Director, Under Armour
[157	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Theo C. Rodgers	Founder and President, A&R Development Corporation (1977 to
(1941)	present) and A&R Management, Inc. (1984 to present)
2005
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director,
2012	MDRC (2011 to present); Member, National Academy of Education
[157]	(2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Malik S. Asif (1981)	Employee, T. Rowe Price; formerly student, The
Vice President	University of Chicago Booth School of Business
(to 2012); Investment Consultant–Middle East
and North Africa Investment Team, International
Finance Corporation–The World Bank Group (to
2010); and Equity Research Associate, Keefe,
Bruyette & Woods, Inc. (to 2009)

Hari Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly intern,
T. Rowe Price (to 2010) and Analyst, Investment
Banking Division of Financial Institutions Group,
Goldman Sachs, Sydney, Australia (to 2009)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price; Vice President, Price
Vice President	Hong Kong

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Employee, T. Rowe Price
Vice President

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011), and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price International;
Vice President	formerly Director–EMEA Macroeconomic
Research and Strategy (to 2012); Independent
Financial Advisor, Global Source (to 2010)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Jonathan Chou (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

José Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; Intern, Franklin Templeton
Investments (to 2009)

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Luis Fananas (1971)	Vice President, T. Rowe Price International;
Vice President	formerly Equities Research Director, Deutsche
Bank (to 2012)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Sales, JP Morgan Chase Securities Ltd. (to
2012); Equity Specialist Technology, ICAP
PLC (to 2010); Managing Director–Financial
Sector Fund Manager, North Sound Capital LLC
(to 2009)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Jin W. Jeong (1976)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price International; formerly Research Analyst,
Wellington Management (to 2009)

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; Vice President, Price
Vice President	Hong Kong; formerly student, MIT Sloan School
of Management (to 2011); Associate Analyst,
Sirios Capital Management (to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	Director and President–International Fixed
Executive Vice President	Income, T. Rowe Price International; Vice
President, T. Rowe Price and T. Rowe Price
Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Aden Lau (1982)	Employee, T. Rowe Price; formerly student, The
Vice President	Wharton School, University of Pennsylvania
(to 2012); Private Equity Associate–Financial
Services, Stone Point Capital (to 2010);
Investment Banking Analyst–Financial
Institutions Group, Credit Suisse (to 2009)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Analyst, VGI Partners (to 2009)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Employee, T. Rowe Price; Vice President,
Vice President	Price Singapore; formerly Financial Analyst,
Geosphere Capital Management, Singapore (to
2012); Financial Analyst, Fortress Investment
Group, Hong Kong (to 2009)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amitabh Shah (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; Vice President,
Vice President	T. Rowe Price International; formerly Analyst,
Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, The University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John Xie, CFA (1980)	Employee, T. Rowe Price; formerly Senior
Vice President	Associate, The Boston Consulting Group
(to 2010)

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,828,000 and $1,333,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 13, 2013